Exhibit 99.1

Northern Oil and Gas, Inc. Announces Further Debt Reduction

MINNEAPOLIS, MINNESOTA – January 16, 2020 - Northern Oil and Gas, Inc. (NYSE American: NOG) (“Northern”) today announced that it has entered into an agreement with an institutional holder of its 8.5% Senior Secured Second Lien Notes due 2023 (the “Notes”) whereby Northern will repurchase and retire $16.0 million in aggregate principal amount of Notes in exchange for 160,000 shares of its 6.5% Series A Perpetual Cumulative Convertible Preferred Stock (the “Preferred Stock”) and $0.7 million in cash. Upon closing of this transaction, Northern will have $391.8 million in principal amount of Notes outstanding.

The Preferred Stock will not be and has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release is for informational purposes only and does not constitute an offer to exchange nor a solicitation of an offer to exchange any securities nor shall there be any exchange of any security in any jurisdiction in which such an offer, solicitation or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding Northern’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Northern’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s properties, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Northern’s operations, products, services and prices.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Michael Kelly, CFA
EVP, Finance
(952) 476-9800
ir@northernoil.com

Source: Northern Oil and Gas, Inc.